                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                     INTERNATIONAL RESORT DEVELOPERS, INC.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              SEC File No. 1-6110


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


               It is intended that the definitive proxy statement will be mailed to shareholders, and filed with the SEC, on November 28, 1997.

                     INTERNATIONAL RESORT DEVELOPERS, INC.
                        1801 WEST END AVENUE, SUITE 1110
                           NASHVILLE, TENNESSEE 37203



                                PROXY STATEMENT



         The annual meeting of the shareholders of International Resort Developers, Inc. (the "Company") will be held on December 9, 1997, at 1801 West End Avenue, Suite 1110, Nashville, Tennessee 37203, at 10:00 A.M.


         The enclosed Proxy is solicited on behalf of the Company for such meeting, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Shareholders' Meeting. All costs of this proxy solicitation are being borne by the Company.

         Shareholders of record of the Company's common stock, as of the close of business on October 17, 1997, shall be entitled to attend and vote at the meeting.

         The principal executive offices of the Company are 1801 West End Avenue, Suite 1110, Nashville, Tennessee 37203.


         The date on which this Proxy Statement and Form of Proxy is being sent to shareholders is approximately November 19, 1997.



                             REVOCABILITY OF PROXY

         Shareholders who execute proxies retain the right to revoke them at any time by 1) notice in writing to the Company, addressed to the Company at 1801 West End Avenue, Suite 1110, Nashville, Tennessee 37203, and received at that address at least one day prior to the date of the meeting; 2) by revocation in person at the shareholders' meeting; or 3) by presenting a later-dated proxy.

         LATEST DATE FOR RECEIPT BY REGISTRANT OF SHAREHOLDER PROPOSALS
            FOR INCLUSION IN PROXY STATEMENT FOR NEXT ANNUAL MEETING
                                OF SHAREHOLDERS

         Any shareholder who intends to present a proposal at the next annual meeting of shareholders of the Company (after the meeting to which this proxy statement pertains), which is scheduled to be held in January, 1999, and who is eligible to have his proposal included in the Proxy Statement of the Company for that annual meeting, pursuant to Reg. 240.14a-8 of the Securities and Exchange Commission, must submit his proposal to the Company so as to be received by the Company no later than August 1, 1998. The shareholder must comply with the requirements of Reg. 240.14- 8 in order for such proposal to be included in the Proxy Statement and for shareholders to have the opportunity to specify their approval or disapproval of the proposal.



                       ITEMS TO BE VOTED UPON AT MEETING

         It is anticipated that the following items will be voted upon at the meeting, in addition to any other items which may be proffered by shareholders for action at the meeting.


         1. Election of directors. Five directors will be elected at the meeting to serve until the next Annual Meeting of Shareholders, [scheduled to be held in January, 1997] or until their successors are elected. Management intends to nominate the following five persons for election as the directors of the Company: Patrick James Magee, Pieter Gerhard Keyfer Oosthuizen, Patrick Lappin, Samuel B. Watson, and Donald M. Spears. Messrs. Magee, Oosthuizen and Lappin are currently the only directors of the Company.


         UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY, IF SUBMITTED BY A SHAREHOLDER, WILL BE VOTED FOR THE ABOVE-STATED FIVE NOMINEES. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received in such manner and in accordance with cumulative voting as will ensure the election of as many of the nominees, for which the proxy holder is authorized by the proxy to vote, as possible, and in such event, the specific nominees to be voted for will be determined by the proxy holder. In the event that any of the persons nominated by the Company shall become unavailable, the proxy holder will vote in its discretion for a substitute nominee. It is not expected that any nominee will be unavailable.

         The by-laws of the Company provide for 5 directors. Although management proposes to nominate persons to fill all of these directorships, any shareholder, present at the meeting in person or by proxy, may nominate and vote for such other person or persons as he may choose, in the manner described in the following paragraph.

         In the election of directors, each shareholder of record, as of the close of business on the record date, namely October 17, 1997, is entitled to cumulate his votes by giving one person for whom he wishes to vote as many votes as equal the number of directors eligible for election (which is 5), multiplied by the number of his shares, or by distributing such number of votes among any number of persons for whom he wishes to vote. The five persons with the most votes (or all such persons for whom votes have been cast, if less than five) shall become the directors.

         2. Change of Domicile and Name. To change the state of incorporation of the Company to the state of Tennessee, and to change the name of the Company to AmeriStar International Holdings Corporation. The procedure which will utilized is as follows. The Company has incorporated a wholly-owned subsidiary in Tennessee, by the name of AmeriStar International Holdings Corporation. The Company proposes to merge into its subsidiary. The Agreement and Plan of Merger, to which are attached the Charter and By-Laws of the subsidiary, which will be the surviving corporation, are attached as an exhibit to this Proxy Statement. If the merger is consummated, the current assets and business of the Company will become the assets and business of AmeriStar International Holdings Corporation, and the shares of the shareholders of the Company will become shares of AmeriStar International Holdings Corporation, with the same par value and voting rights, except that cumulative voting for directors will be replaced by the election of directors through the more traditional method of a plurality of votes cast.



         As the sole current shareholder of its Tennessee subsidiary, AmeriStar International Holdings Corporation, the Company intends to elect as directors of AmeriStar International Holdings Corporation, prior to the merger of the Company into that corporation, the same directors as have been elected directors of the Company at the Company's annual meeting of December 9, 1997. These directors will continue to serve as directors of AmeriStar International Holdings Corporation, after the merger, until the next annual meeting of that corporation, scheduled to be held within the first three months of 1999, or until their successors are otherwise elected.



         The Charter and By-laws of AmeriStar International Holdings Corporation, which will replace the current Articles and By-Laws of International Resort Developers, Inc., if the merger is consummated, are not different, in material respects, from the current Articles and By-Laws of International Resort Developers, Inc., except in the elimination of cumulative voting for directors, as above described, and also in the following respects.



         The current by-laws of International Resort Developers, Inc. provide for the indemnification of a director or officer against reasonable expenses incurred in connection with the defense of any litigation to which he is a party because he is or was a director or officer, provided that he shall have no right to reimbursement in relation to matters as to which he has been adjudged liable to the Company for negligence or misconduct in the performance of his duties. The new Charter of AmeriStar International Holdings Corporation provides that a director or officer of the corporation shall not be personally liable to the corporation or its shareholders for monetary damage, or related litigation expenses, for breach of fiduciary duty, except for any breach of the director's or officer's duty of loyalty to the corporation or its shareholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or under Section 48-18-304 of the Tennessee Business Corporation Act, pertaining to unlawful distribution of corporate funds. The new Charter of AmeriStar International Holdings Corporation therefore provides for expanded indemnification of officers and directors, compared with the Articles of Incorporation of International Resort Developers, Inc.



         Subject to the conditions discussed below in the all-capitalized paragraphs, the shareholders of the Company, at this meeting, will be asked to approve the Agreement and Plan of Merger (a copy of which is accompanies this Proxy Statement), including such modifications therein as the boards of directors of the Company and AmeriStar International Holdings Corporation may subsequently determine are necessary to comply with applicable laws. In so doing, the shareholders will be approving the merger of the Company into AmeriStar International Holdings Corporation.



         The purpose of the recommended merger is to change the state of incorporation from Idaho, where the Company maintains no office (other than the office of a registered agent) or operations, to Tennessee, where the Company has established its principal executive offices. If the merger is consummated, the resultant entity will thereafter be subject to the laws of Tennessee, regarding matters of corporate governance and the rights and obligations of shareholders, directors and officers. Management is not aware, however, of material respects in which these matters, rights or obligations will change as the result of the merger, other than as discussed in this Proxy Statement.


         The accounting treatment of the merger will be a carryover of the book value of assets and liabilities to the resulting entity, AmeriStar International Holdings Corporation. There will be no federal tax consequences to the Company or its shareholders from the transaction. Shareholders will not realize gain or loss, for federal income tax purposes, as the result of the merger. They will have the same cost basis in their shares as before, and their holding period (for purposes of measuring long-term capital gain) will the same as before the merger.


         Even if the merger is approved by the shareholders, and the merger is thereafter consummated, the change to election of directors through a plurality of votes, as opposed to cumulative voting, will not be effective until the next
meeting at which directors are elected, after the current meeting.   Once the
new voting method for directors is instituted, a shareholder may cast his number of votes (which will be equal to the number of shares he owns) for any slate of directors he chooses, including up to the number of directors to be chosen at the meeting. Those individuals with the largest number of votes will be elected.

         The Directors of International Resort Developers, Inc. have adopted the Agreement and Plan of Merger, subject to approval of the shareholders, have recommended the Agreement and Plan of Merger to the shareholders for approval, subject to the conditions set forth in the following paragraphs, and have directed that the Agreement and Plan of Merger be submitted to the shareholders for approval, subject to the conditions set forth in the following paragraphs.

         THE DIRECTORS OF INTERNATIONAL RESORT DEVELOPERS, INC. HAVE PLACED THE FOLLOWING CONDITION ON SUBMITTING THE AGREEMENT AND PLAN OF MERGER TO THE SHAREHOLDERS FOR APPROVAL. IF, PRIOR TO THE SUBMISSION OF THE AGREEMENT AND PLAN OF MERGER TO THE SHAREHOLDERS FOR APPROVAL, ONE OR MORE SHAREHOLDERS OF INTERNATIONAL RESORT DEVELOPERS, INC. EXERCISES ITS RIGHT TO DISSENT FROM AND OBTAIN PAYMENT OF THE FAIR VALUE OF ITS SHARES IN THE EVENT OF THE CONSUMMATION OF THE PLAN OF MERGER, THE DIRECTORS OF INTERNATIONAL RESORT DEVELOPERS, INC. RESERVE THE ABSOLUTE RIGHT NOT TO SUBMIT THE AGREEMENT AND PLAN OF MERGER TO THE SHAREHOLDERS FOR APPROVAL. IN SUCH EVENT, THE AGREEMENT AND PLAN OF MERGER WILL BE CANCELED, AND NO DISSENTER WILL RECEIVE FAIR VALUE IN EXCHANGE FOR ITS SHARES ON ACCOUNT OF SUCH PROPOSED MERGER. FOR A DESCRIPTION OF THE RIGHTS OF ANY SHAREHOLDER TO "DISSENT" FROM THE PLAN OF MERGER, AND RECEIVE THE FAIR VALUE OF ITS SHARES IN THE EVENT OF THE CONSUMMATION OF THE MERGER, SEE THE HEADING "DISSENTERS' RIGHT OF APPRAISAL" BELOW.

         THE DIRECTORS OF INTERNATIONAL RESORT DEVELOPERS, INC. HAVE ALSO RESERVED THE RIGHT, IN THEIR ABSOLUTE DISCRETION, NOT TO FILE WITH THE STATES OF IDAHO AND TENNESSEE THE AGREEMENT AND PLAN OF MERGER, AND ACCORDINGLY NOT TO CONSUMMATE THE MERGER, EVEN IF APPROVED BY THE SHAREHOLDERS, IF THE DIRECTORS DETERMINE THAT CONSUMMATION OF THE MERGER IS, FOR ANY REASON, INADVISABLE.

         UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY, IF SUBMITTED BY A SHAREHOLDER, WILL BE VOTED TO APPROVE THE AGREEMENT AND PLAN OF MERGER, PROVIDED THAT THE DIRECTORS DO NOT WITHDRAW THE PROPOSED MERGER FROM CONSIDERATION AT THE MEETING AS PER THE PRECEDING PARAGRAPHS.

         3. To amend the Articles of Incorporation, in Idaho, to change the name of the Company to AmeriStar International Holdings Corporation, in the event that the Agreement and Plan of Merger, discussed in item (2) above, is not submitted to the shareholders for approval, or having been submitted, is not approved by the shareholders, or having been approved, is not consummated for any reason. The Directors of the Company have adopted a resolution recommending the amendment, in the event that the Agreement and Plan of Merger, discussed in item (2) above, is not submitted to the shareholders for approval, or having been submitted, is not approved by the shareholders, or having been approved, is not consummated for any reason. The Directors have specifically conditioned the submission of this proposed amendment to the shareholders on the Agreement and Plan of Merger, discussed in item (2) above, not being submitted to the shareholders for approval, or having been submitted, not being approved by the shareholders.

         UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY, IF SUBMITTED BY A SHAREHOLDER, WILL BE VOTED TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION, AS DESCRIBED IN THE PRECEDING PARAGRAPH, PROVIDED THAT THE DIRECTORS SUBMIT THE AMENDMENT FOR CONSIDERATION AT THE MEETING.

         4. To amend the Articles of Incorporation, in Idaho, to eliminate the second and third sentences of Article VI, Section 3, "Voting Rights of Stockholders," in the event that the Agreement and Plan of Merger, discussed in item (2) above, is not submitted to the shareholders for approval, or having been submitted, is not approved by the shareholders, or having been approved, is not consummated for any reason.


         The amendment eliminates cumulative voting for directors, in order that the shareholders may elect directors, in the future, in the manner directors are elected by most publicly traded corporations. If the amendment is adopted, a shareholder may cast his number of votes (which will be equal to the number of shares he owns) for any slate of directors he chooses, up to the number of directors to be chosen at the meeting. Those individuals with the largest number of votes will be elected. THE AMENDMENT, IF ADOPTED, WILL BE EFFECTIVE AT THE NEXT SHAREHOLDERS' MEETING OF THE COMPANY, AFTER THE SHAREHOLDERS' MEETING OF DECEMBER 9, 1997, AT WHICH DIRECTORS ARE ELECTED.


         The Directors of the Company have adopted a resolution recommending the amendment, in the event that the Agreement and Plan of Merger, discussed in item (2) above, is not submitted to the shareholders for approval, or having been submitted, is not approved by the shareholders, or having been approved, is not consummated for any reason. The Directors have specifically conditioned the submission of this proposed amendment to the shareholders on the Agreement and Plan of Merger, discussed in item (2) above, not being submitted to the shareholders for approval, or having been submitted, not being approved by the shareholders, and have further specifically conditioned the submission of this proposed amendment to the shareholders as provided in the following paragraph.


         IF, PRIOR TO THE SUBMISSION OF THE AMENDMENT ELIMINATING THE SECOND AND THIRD SENTENCES OF ARTICLE VI, SECTION 3, TO THE SHAREHOLDERS FOR APPROVAL, ONE OR MORE SHAREHOLDERS OF INTERNATIONAL RESORT DEVELOPERS, INC. EXERCISES ITS RIGHT TO DISSENT FROM AND OBTAIN PAYMENT OF THE FAIR VALUE OF ITS SHARES IN THE EVENT OF THE ADOPTION OF SUCH AMENDMENT, THE DIRECTORS OF INTERNATIONAL RESORT DEVELOPERS, INC. RESERVE THE ABSOLUTE RIGHT

NOT TO SUBMIT THE AMENDMENT TO THE SHAREHOLDERS FOR APPROVAL. IN SUCH EVENT, THE ARTICLES OF INCORPORATION OF INTERNATIONAL RESORT DEVELOPERS, INC. WILL NOT BE SO AMENDED, AND NO DISSENTER WILL RECEIVE FAIR VALUE IN EXCHANGE FOR ITS SHARES ON ACCOUNT OF SUCH AMENDMENT. FOR A DESCRIPTION OF THE RIGHTS OF ANY SHAREHOLDER TO "DISSENT" FROM THE ADOPTION OF THIS AMENDMENT, AND RECEIVE THE FAIR VALUE OF HIS SHARES IN THE EVENT THE ARTICLES ARE SO AMENDED, SEE THE HEADING "DISSENTERS' RIGHT OF APPRAISAL" BELOW.



         Article VI, Section 3, prior to the amendment which proposes to eliminate the second and third sentences thereof, reads as follows:

         Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation. At each election of directors, each holder of the Common Stock shall have as many votes as the number of shares of Common Stock owned by him multiplied by the number of directors to be elected by the holders of the Common Stock. These votes may be divided among the total number of directors to be elected by the holders of the Common Stock, or distributed among any lesser number, in such proportion as the holder may desire.

         If Article VI, Section 3, is amended as proposed, it will thereafter read as follows:

         Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.


         UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY, IF SUBMITTED BY A SHAREHOLDER, WILL BE VOTED TO APPROVE THE AMENDMENT TO ARTICLE VI, SECTION 3 OF THE ARTICLES OF INCORPORATION, AS DESCRIBED IN THE PRECEDING PARAGRAPHS, PROVIDED THAT THE DIRECTORS SUBMIT THE AMENDMENT FOR CONSIDERATION AT THE MEETING.

         5. To approve the acquisition by the Company of AmeriStar Worldwide Entertainment Corporation ("AmeriStar"), formerly known as Growth Strategies, Inc. ("GSI"). This acquisition has already been approved by the Directors of the Company, subject to the approval of the shareholders at this meeting. Shareholders' approval is not required by Idaho law. However, the directors of the Company have nevertheless conditioned the consummation of the acquisition on shareholder approval.

         The Directors have approved the transaction because they believe that the operations of AmeriStar, as described below, can provide substantial support, facilities and personnel for the marketing and promotion of the Company's Mexican properties, and because they believe that the operations of AmeriStar have substantial potential to create profits and cash flow for the Company.

         The accounting treatment of the acquisition will be a purchase of assets. The transaction itself is not a taxable event to the Company or its shareholders.

         The following is a description of the agreement of acquisition which has been executed, and the business of AmeriStar.

         On September 29, 1997, the Company entered into an agreement with Park Investments Limited ("Park"), a Liberian corporation with headquarters at 15 Hector Street, Herne Bay, Auckland, New Zealand, to acquire all of Park's stock in a Nevada corporation by the name of Growth Strategies, Inc. ("GSI"), whose address is 5300 West Sahara Avenue, Suite 101, Las Vegas, Nevada 89126. The sole shareholder of Park, and the President and sole director of Park and GSI, is David Mackarness, a British citizen resident in Belgium, whose address is Avenue Walckiers 45, Brussels, Belgium 1160. The Secretary of GSI is Nigel Spinks, a British solicitor who, prior to June, 1995, was a director of International Resort Developers, Inc., is currently a director of Langer Holdings Ltd., a subsidiary of the Company, and has continued to be active in the negotiation of potential contracts for the Company, inclusive of the contract between the Company and Park.

         GSI had, in turn, in August of 1997, acquired the net assets utilized in a business conducted by a Nevada corporation named BrightStar Worldwide Entertainment, Inc. ("BrightStar"). Based upon unaudited figures supplied to the Company, BrightStar had a stated book value of tangible and current assets, as of September 30, 1997, in the amount of $313,137 (including computer equipment and furniture with an approximate book value of $200,000, and inventory, receivables and other current assets with an approximate book value of $100,000), offset by current liabilities in the approximately amount of $50,000. The business of BrightStar had been conducted under the name "AmeriStar Worldwide Entertainment Corporation", and GSI acquired from BrightStar, as well as the above-stated tangible assets, the right to utilize this name and various contractual relationships, as described below.


         The business conducted by BrightStar was the distribution of satellite dishes for capturing television signals, and related video and audio programming, as well as installation services, to the residential market throughout the United States, pursuant to a contractual relationship with EchoStar Communications Corporation ("EchoStar"), a manufacturer and distributor of satellite dishes and related programming. EchoStar currently offers, through its network, 170 channels to subscribers to its network. After March of 1998, when an additional satellite is active, GSI will have the capability of broadcasting 500 channels, and believes that it will be the only direct broadcast service provider to offer local programming to the largest 40 U.S. cities.

         The business of BrightStar also included the sign-up of distributors to distribute the satellite dishes and related services, and the earning of sign-up fees from, and over-ride fees on sales by, such distributors. As of the date of acquisition by the Company of the assets of GSI, there were approximately 8,500 such distributors.

         GSI acquired from BrightStar, in addition to the name "AmeriStar", BrightStar's contractual relationship with EchoStar and with the distributors above-described.


         The President, director and owner of BrightStar, prior to the acquisition of its assets by GSI, was one Samuel B. Watson of 9412 Highwood Hill Road, Brentwood, Tennessee. Mr. Watson has agreed to serve as the chief executive officer of GSI, now re-named AmeriStar Worldwide Entertainment Corporation ("AmeriStar"), as a subsidiary of the Company, pursuant to an employment contract cancelable by either party upon twelve months written notice, and has also agreed to serve as a director of International Resort Developers, Inc.


         The reported revenues of BrightStar, during the eighteen months it was in business, prior to the time of the sale of its assets to GSI, was approximately $3,000,000, and its net loss from operations over the previous 12 months approximately $1,000,000. However, management believes, based on discussions with Mr. Watson, that one of the principal contributors to a poor bottom line was the fact that BrightStar was not set up to process orders on a high volume basis. Management hopes to remedy that situation.

         Between September 29, 1997 and the current time, the Company has advanced to GSI $650,000, $400,000 of which was utilized by GSI to repay a $400,000 note issued by GSI to BrightStar in connection with the acquisition by GSI of the assets and relationships of BrightStar. The remaining $250,000 has been used as operating capital by GSI. It is anticipated by the Company that it will be necessary to utilize approximately $400,000 of its additional capital to support deficit operations during the balance of calendar 1997, at which point management is hopeful that GSI will be operating on a break-even and then profitable basis.

         The agreement between Park and the Company, for the acquisition of the stock of GSI, is in consideration of the issuance by the Company of 340,000 shares of the Company's common stock to Park, which after issuance will amount to 15.2% of the enlarged capital of the Company, and 60,000 shares to Samuel B. Watson, which after issuance will amount to 2.7% of the enlarged capital of the Company.

         In addition to the foregoing payments, the contract between the Company and Park provides for the further issuance of 2,550 shares to Park and 450 shares to Samuel B. Watson for each $1,000 of after-tax profit earned by GSI in excess of $1,000,000 during each of the calendar years 1998 and 1999, as shown in GSI's audited accounts.

         GSI had conducted no business prior to its acquisition of the assets of BrightStar above discussed.

         In that GSI has changed its name to AmeriStar Worldwide Entertainment Corporation, it will hereafter be referred to as "AmeriStar."


         In addition to continuing and intending to expand the business of AmeriStar, as previously conducted by BrightStar, it is the intention of the Company to utilize the business of AmeriStar to leverage the Company's Mexican property interests by utilizing the communications facilities of EchoStar, as well as the internet, to market residential lots into which the Palmeras and Irvine parcels of the Company, in the State of Campeche, Mexico, are and will be subdivided. (See Form 10-KSB, accompanying this Proxy Statement, for a detailed description of the Company's Mexican real property interests).


         EchoStar has indicated to the Company that it will permit the Company to have preferential rates to advertise on the EchoStar satellite network, and the Company intends to take advantage of this offer to promote its Mexican property interests as well as undertake other business ventures (discussed below) through the use of satellite television.


         AmeriStar has also entered into a contract with UniDial Communications, Inc. ("UniDial") of Louisville, Kentucky, which is a nationwide provider of long-distance telephone services, internet access, multimedia conference services and data networking. Pursuant to the contract, it is intended that AmeriStar, as an agent of UniDial, and on a commission basis, will place these services with small to medium size businesses and residential customers throughout the United States. AmeriStar intends, in this regard, to utilize its nationwide distributor network acquired from BrightStar.


         Through its relationship with UniDial, the Company plans to advertise its Mexican properties on the World Wide Web. Additionally, through its relationship with both UniDial and EchoStar, the Company intends to create a "Shopping Mall" on the internet and satellite television, through which it intends to market a variety of products and services on behalf of other companies, as well as promote its Mexican real estate.

         AmeriStar has also entered a contract with Enhanced Personal Communications, Inc. of Atlanta, Georgia, pursuant to which AmeriStar intends to market "virtual office services," including services to enable small businesses and residences to install and operate sophisticated computer and digital systems.

         It must be emphasized that except for the marketing of satellite dishes and related services on behalf of EchoStar, as above described, AmeriStar has not been actively involved in the above described ventures. No representations can be made, at this point, as to the profitability of any of the businesses to be conducted by AmeriStar.


         Prior to entering into its contract with GSI/AmeriStar, the Company, on August 25, 1997, had entered into a previous contract with a corporation by the name of World Lynx Communications Corporation ("World Lynx") of 111 Center Street, Little Rock, Arkansas, for the acquisition of all of the stock of World Lynx. World Lynx had acquired the assets of BrightStar from GSI, and accordingly GSI was the largest shareholder of World Lynx. World Lynx was also engaged in other related activities, including internet access and web site design. After announcing the prospective acquisition through a press release and the filing of a Form 8-K with respect to the prospective acquisition, the Company determined, on the basis of its due diligence investigation, to terminate the transaction, because the assets of World Lynx were subject to certain liabilities and encumbrances which were not acceptable to the Company. The various parties to the agreement consented to its recision. As a result of the recision, GSI reacquired its BrightStar assets, and Park, as the sole shareholder of GSI, agreed to sell GSI to the Company.


         In consideration of Park, as the parent company of GSI, consenting to GSI's releasing of the Company from its contract with World-Lynx and consenting to the revised contract, the Company has agreed to pay Park a royalty of 2 1/2% of net sales revenue of AmeriStar on and after September 1, 1997. This obligation is in addition to the issuance of 400,000 shares by the Company to Park and Samuel Watson, as above described, and is in addition to the Company's advance of $400,000 to GSI which has in turn been paid by GSI to BrightStar for the BrightStar assets, as above-described

         UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY, IF SUBMITTED BY A SHAREHOLDER, WILL BE VOTED TO APPROVE THE ACQUISITION BY THE COMPANY OF AMERISTAR WORLDWIDE ENTERTAINMENT CORPORATION.


         6. Appointment of La Voie, Clark, Charvoz & May, P.C., Tucson, Arizona, as the accountants to audit the financial statements of the Company (or alternatively AmeriStar International Holdings Corporation, the Tennessee corporation, if the merger described in item 2 above is approved) for the fiscal year next ending after June 30, 1997.


         UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY, IF SUBMITTED BY A SHAREHOLDER, WILL BE VOTED TO APPROVE THE APPOINTMENT OF LA VOIE, CLARK, CHARVOZ AND MAY, P.C.



                         DISSENTERS' RIGHT OF APPRAISAL


         Pursuant to Section 30-1-1302 of the Idaho Business Corporation Act, any shareholder who is entitled to vote also has the right to dissent from the consummation of the Agreement and Plan of Merger (see item 2 of Items to Be Voted Upon at Meeting, above) and/or the amendment to the Articles of Incorporation of the Company, in Idaho, to eliminate cumulative voting from said Articles (see item 4 of Items to Be Voted Upon at Meeting, above).



         In the event that a shareholder exercises his right of dissent with respect to the Agreement and Plan of Merger, he will be entitled to obtain payment of the fair value of his shares in the event the Plan of Merger is submitted to the shareholders, is approved by the shareholders, and is thereafter consummated. Even if a shareholder exercises his right of dissent, he will not be entitled to obtain such payment if the Directors choose not to submit the Agreement and Plan of Merger to the shareholders for approval, or the Agreement and Plan of Merger, if submitted to the shareholders for approval, is not approved by the shareholders, or even if the Agreement and Plan of Merger is submitted to and approved by the shareholders, the Directors determine thereafter not to consummate the merger by filing the Agreement and Plan of Merger with the States of Idaho and Tennessee.


         In the event that a shareholder exercises his right of dissent with respect to the amendment to the Articles of Incorporation of the Company, in Idaho, to eliminate cumulative voting from such Articles, he will be entitled to obtain payment of the fair value of his shares in the event the amendment is submitted by the Directors to the shareholders and is approved by the shareholders. Even if a shareholder exercises his right of dissent, he will not be entitled to obtain such payment if the Directors choose not to submit the amendment to the shareholders for approval, or the amendment, if submitted to the shareholders for approval, is not approved by the shareholders.

         A shareholder is entitled to obtain fair value for his shares if he dissents to either or both of the proposals described in the two preceding paragraphs, subject to the provisos contained in each paragraph. Even if he dissents to both proposals, he will not under any circumstances be entitled to more than one-times the fair value of his shares.

         IN ORDER TO EXERCISE HIS DISSENTER'S RIGHTS WITH RESPECT TO EITHER PROPOSAL, A SHAREHOLDER MUST DO THE FOLLOWING:

         1. DELIVER TO THE CORPORATION, BEFORE THE VOTE IS TAKEN, WRITTEN NOTICE OF HIS INTENT TO DEMAND PAYMENT FOR HIS SHARES IF THE PROPOSED ACTION IS CONSUMMATED.

         2.  MUST NOT VOTE HIS SHARES IN FAVOR OF THE PROPOSED ACTION.


         In order to fulfill the first requirement, written notice of intent to dissent must either be received at the corporate offices of the Company prior to the time the vote is taken on the proposal, or must be delivered to the Chairman of the meeting of the shareholders prior to the time the vote is taken on the proposal.


         In the event that a shareholder does not fulfill the two above stated requirements for exercising his dissenters' rights, he will not be entitled to payment for his shares, even if all other conditions for payment to dissenters are satisfied.

         In the event that a shareholder does fulfill the two above stated requirements for exercising his dissenters' rights with respect to either of the proposed actions (the merger or the elimination of cumulative voting), and the action with respect to which he has exercised his dissenters' rights is consummated, the Company is required, within ten days, 1) to notify him where the payment demand must be sent and where and when shares must be deposited; 2) supply a form for demanding payment; and 3) set a date by which the Company must receive the payment demand from the shareholder, which may not be fewer than thirty nor more than sixty days after the date of the notice specified in
(1) of this paragraph.

         A shareholder, in order to be entitled to payment for his shares, must comply with the requirements for demanding payment and depositing his shares.

         The Company is required to pay each shareholder, who complies with the above-said requirements, as soon as the proposed corporate action with respect to which the shareholder has exercised dissenters' rights is consummated, the amount the Company estimates to be the fair value of his shares, plus accrued interest, accompanied by financial statements of the Company, its estimate of the fair value of the shares and an estimate of how any interest was calculated. If the Company fails to make payment within sixty days after the date set for demanding payment, or if the dissenter believes that the amount which the Corporation has paid is less than fair value or that interest is incorrectly calculated, he may so notify the Company and demand the payment he claims is due. If such demand is not settled, the Company is required, within sixty days of receiving such demand, to either pay the amount demanded or to commence a Court proceeding to determine the fair value of the shares and/or correct amount of interest.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Mr. Samuel B. Watson, who is a nominee of management for election as a director, is the President and Chief Executive Officer of AmeriStar Worldwide Entertainment Corporation ("AmeriStar"), which is the new corporate name of Growth Strategies, Inc. The shareholders are being asked at the meeting to approve the acquisition by the Company of AmeriStar. If the transaction is approved, Mr. Watson will be entitled to receive 60,000 shares of International Resort Developers, Inc., representing 2.7% of its enlarged capital. He will also be entitled to receive 450 shares of the Company for each $1,000 of after-tax profit earned by AmeriStar in excess of $1,000,000 during each of the calendar years 1998 and 1999.



                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         There are currently 1,807,124 shares of common stock outstanding. Except as more described above with respect to cumulative voting for directors, each share is entitled to one vote on each matter on which shareholders are entitled to vote at any shareholders' meeting. In order for a meeting, having been called, to proceed to conduct any business (including adoption of any of the proposals described above, or the election of directors), a quorum must be present in person and/or by proxy, namely a majority of the issued and outstanding shares.

         The proposal to merge the Company into its subsidiary, AmeriStar International Holdings Corporation, including the approval of the Agreement and Plan of Merger, the proposal to change the name of International Resort Developers, Inc. to AmeriStar Worldwide Entertainment Corporation, and the proposal to eliminate cumulative voting from the Articles of Incorporation of International Resort Developers, Inc. (items 2, 3 and 4 of "Items to be Voted Upon at Meeting," above), will require the approval of shares equal to a majority of all outstanding shares of the Company.


         The proposals to approve the acquisition of AmeriStar Worldwide Entertainment Corporation and to appoint La Voie, Clark, Charvoz & May, P.C., Tucson, Arizona, as the accountants to audit the financial statements of the Company and/or AmeriStar International Holdings Corporation (items 5 and 6 of "Items to be Voted Upon at Meeting") must be adopted by a majority of the shares represented at the meeting.

         Directors will be elected by cumulative voting, as described in Item 1 of "Items to be Voted Upon at Meeting," above.


         Shareholders of record as of the close of business on October 17, 1997 shall be the shareholders of the Company who are entitled to vote at the meeting of shareholders on December 9, 1997, and whose shares will be counted to determine if a quorum is represented at the meeting.



                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         Management has been advised that the following are the beneficial owners of more than 5% of the Company's common stock (which is the only outstanding class of stock), as of October 17, 1997. In certain regards, these holdings differ from the amounts indicated on records of the transfer agent of the Company, as described in more detail in footnotes 1 and 3 below, and to that extent cannot be verified by the Company.




Title of Class    Name and Address      Amount and    Percentage
--------------    ----------------      -----------   ----------
                  of Beneficial         Nature of     of Class
                  -------------         ----------    --------
                  Owner                 Beneficial
                  -----                 ----------
                                        Ownership
                                        ---------
                                        (shares)
                                        --------
Common            Inland Mortgage            227,033       12.6
                  & Guaranty
                  Company, Inc.(1)
                  1929 Westgate Road
                  Springfield, OH 45504

Common            Gerald Carden              143,333        7.9
                  417 Lynnwood Drive
                  Nashville, TN 37205

Common            Doggart Trading,Ltd.(2)(3) 196,017       10.6
                  5th Floor
                  Anderson Square Building
                  Georgetown, Grand Cayman
                  Cayman Islands, B.W.I.

Common            Patrick J. Magee (4)       196,017       10.6
                  49 Botanic Avenue
                  Belfast,
                  Ireland BT7-1JL

         (1) The records of the transfer agent indicate that Inland Mortgage & Guaranty Company, Inc. is the owner of 127,033 shares. However, the Company has been informed by Inland Mortgage & Guaranty Company, Inc. that its beneficial ownership is as shown in the table. The Company has also been informed that Inland Mortgage & Guaranty Company, Inc. is a wholly owned subsidiary of B.M. Woods, Inc., a company owned (one-third each) by Bryan D. Miller (a former member of the Board of Directors of International Resort Developers, Inc.), and Michael Miller and Stephen Miller, who are the three children of M.K. Miller, former Chairman of the Board of Directors of International Resort Developers, Inc.

         (2) It is reported to the Company by Patrick J. Magee, President and CEO of the Company, that at present he is the sole beneficial owner of Doggart Trading, Ltd.

         (3) Doggart Trading, Ltd. is the owner of record of 140,179 shares, but is the beneficial owner of 21,667 additional shares held in street name. Furthermore, the Company has the obligation to issue 34,171 additional shares to Doggart Trading, Ltd. in satisfaction of advances made by Doggart Trading, Ltd. during fiscal years ended June 30, 1995 and June 30, 1996, as well as the first two quarters of fiscal year ended June 30, 1997. The shares have not yet been issued, but are included in the total of shares shown for Doggart.

         (4) These are the same shares shown in the table as owned by Doggart Trading, Ltd. Patrick J. Magee, President and CEO of International Resort Developers, Inc., has informed the Company that he is the sole shareholder of Doggart Trading, Ltd.


                              -----------------


                 The following are the ownership interests of management (including nominees for Director) in the common stock of the Company.


Title of Class    Name and Address   Number of    Percentage
--------------    ----------------   ----------   ----------
                  of Beneficial      Shares       of Class
                  -------------      ------       --------
                  Owner
                  -----

                  Officers and       196,017      10.6
                  Directors
                  as a group(1)

         (1) These constitute the shares beneficially owned by Doggart Trading, Ltd., as reported above. Patrick J. Magee, President and

CEO of International Resort Developers, Inc., has informed the Company that he is the sole shareholder of Doggart Trading, Ltd.


         Doggart Trading, Ltd. ("Doggart") is a corporation, organized in the Cayman Islands, which entered into an agreement dated March 4, 1994, with Addendum dated June 7, 1994, pursuant to which it transferred to International Resort Developers, Inc. ownership in 8.5 miles of coastal beach-front property in the State of Campeche, Mexico, in consideration of the issuance of 1,233,333 shares of International Resort Developers, Inc. (as adjusted for the 1 for 30 stock consolidation approved by the shareholders on May 12, 1997) to Doggart and/or its designees, including the then-shareholders of Doggart. 133,333 of the shares currently held by Doggart Trading, Ltd., constitute a portion of those shares. Additionally, the shares held by Mr. Gerald Carden (as reflected in the table above) were transferred to him by a former shareholder of Doggart Trading, Ltd. to whom was issued a portion of the 1,233,333 shares.

          MEMBERS OF BOARD OF DIRECTORS (INCLUDING NOMINEES THEREFOR)

                                   Directors



========================================================================================================
  NAME AND AGE            TERM             PERIOD SERVED           OTHER POSITIONS
                                          AS MEMBER OF BOARD         HELD WITH               BUSINESS
                                          OF DIRECTORS OF             COMPANY               EXPERIENCE
                                             COMPANY
========================================================================================================
Patrick J. Magee        Until next           02/08/97 to          President, CEO and         **
Age:  52                meeting of           present              Chief Financial
                        shareholders                              Officer of Company,
                                                                  02/08/97 to
                                                                  present; President
                                                                  and member of Board
                                                                  of Directors of
                                                                  Playas Palmeras,
                                                                  S.A., 4/01/97 to
                                                                  present.
--------------------------------------------------------------------------------------------------------
Pieter G.K.             Until next           03/29/97 to          Chairman of the            **
Oosthuizen              meeting of share-    present              Board of Directors
Age: 65                 holders                                   of Company,
                                                                  3/29/97 to
                                                                  present.
--------------------------------------------------------------------------------------------------------
Samuel B. Watson        Nominee for          N.A.                 None                       **
Age: 39                 Director
--------------------------------------------------------------------------------------------------------
Donald M. Spears        Nominee for          N.A.                 None                       **
Age: 49                 Director
--------------------------------------------------------------------------------------------------------
Patrick Lappin          Until next annual    5/12/97 or present   None                       **
Age: 46                 meeting of share-
                        holders
========================================================================================================

 **See description of business experience during the past five years on pages following.

                               EXECUTIVE OFFICERS

===============================================================================================================
           NAME                       POSITIONS HELD                  PERIOD SERVED                  BUSINESS
           AND                         WITH COMPANY                      AS SUCH                    EXPERIENCE
           AGE
---------------------------------------------------------------------------------------------------------------
Pieter G.K. Oosthuizen            Chairman of the Board of             3/29/97 to present               **
Age: 65                           Directors of Company and
                                  Secretary of Company.
---------------------------------------------------------------------------------------------------------------
David Lawrence                    Members of Board of Directors        04/01/97 to present              **
Age: 60                           of Playas Palmeras, S.A.
---------------------------------------------------------------------------------------------------------------
Patrick J. Magee                  President, CEO, Chief                02/08/97 to present              **
Age: 52                           Financial Officer, and
                                  member of Board of Directors
                                  of Company;

                                  President and member of              04/01/97 to present
                                  Board of Directors of Playas
                                  Palmeras, S.A.
===============================================================================================================


 **See description of business experience during the past five years in pages following.

        Officers of the Company serve at the pleasure of the directors.

         Business Experience.

         Patrick J. Magee is an entrepreneur whose particular experience is in construction and development, project finance, and mortgage banking and placements. His principal activities during the past five years have been the development and funding of two shopping centers in Ireland, as well as mortgage banking and placements. Mr. Magee is a resident of Ireland. He is also the President and sole shareholder of Doggart Trading, Ltd., a substantial shareholder of the Company.

         Pieter G.K. Oosthuizen is currently Vice Chairman of WEBCO Europe S.A., a private European investment company headquartered in Luxembourg, Europe. During the previous five years, he has also served as the Managing Director of Euro-Hexagon S.A., a private European investment company located in Luxembourg, as Managing Director of Infe Ltd., a private investment and financial engineering consulting group located in London, England, and as a financial advisor to a number of international companies. Over the past thirty-five years, Mr. Oosthuizen has held numerous executive positions with major banking institutions, including Citibank, where between 1967 and 1974 his positions included Vice President in charge of International Operations and Administration, International Banking Group, New York, and Vice- President, Product Management Division, Corporate Banking Group, New York.

         Patrick Lappin holds a Bachelor of Science degree in Civil Engineering in Great Britain, and has been a resident of the United States since 1986, during which time he has worked as part of managing agent/contractor teams in the construction of several major commercial buildings, including the New Paul Getty Museum and Disney Concert Hall.

         Samuel B. Watson is founder, President and CEO of AmeriStar Worldwide Entertainment Corporation ("AmeriStar"). Mr. Watson has 16 years experience in building national sales organizations. During the previous five years, in addition to AmeriStar, he founded and developed a sales organization known as National Marketing Alliance (NMA), an Englewood, Colorado based life insurance marketing company with over 30,000 licensed agents nationwide. Mr. Watson also served as an NMA director. Prior to forming NMA, for nine years he was with Primerica Financial Services, formerly known as the A.L. Williams Co., where he served as National Sales Director.

         Donald M. Spears is an attorney, specializing in commercial transactions, banking and business litigation and real estate law since 1975. He is the President of Hot Springs County Title Services, Inc., a real estate title company, the President of Westridge Development Corporation, a corporation engaged in commercial real estate development, and Vice- President of Motel

Managers, Inc., a corporation engaged in the ownership, operation and development of motels.

         David J. Lawrence has 26 years experience in managerial and directorship positions in Mexico. During the five-year period ending in August, 1993, he served as Director of New Projects for a substantial Mexican real estate developer. Between August, 1993 and November 1, 1994, he acted as an independent business consultant to companies doing business in Mexico. Since November 1, 1994, Mr. Lawrence has been engaged in working for the Company, with responsibilities in planning and negotiation of financing and business arrangements.


         Involvement in Legal Proceedings. During the past five years, none of the following events occurred which are material to an evaluation of the ability or integrity of any director, executive officer, or person nominated to become a director of the Company:

         (1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

         (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

         (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

         (4) Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

         Indebtedness of Management. Since the beginning of the past fiscal year, none of the directors, executive officers or nominees for director, any security holder known to the Company to own more than five percent of the Company's shares, any member of the immediate family of any of the foregoing persons (including spouse, parents, children, siblings, mothers and fathers-in-law, sons-in-law, daughters-in-law, and brothers and sisters-in-law), any corporation or organization in which any of the foregoing persons is an executive officer, partner, or the beneficial owner of ten percent of more of any class of securities, or any trust or estate in which any of the foregoing persons has a substantial beneficial interest, have been indebted to the Company or any of its subsidiaries in an amount in excess of $60,000.

         Certain Business Relationships . Since the beginning of the last fiscal year, none of the directors or nominees for director: 1) has been an executive officer of, or owns, or during the last fiscal year has owned, of record or beneficially, in excess of ten percent equity interest in any business or professional entity that has made during the last fiscal year, or proposes to make, payments to the Company or its subsidiaries for property or services in excess of five percent of the Company's consolidated gross revenues for its last full fiscal year or the other entity's consolidated gross revenues for its last full fiscal year; 2) has been an executive officer of, or owns, or during the last fiscal year has owned, of record or beneficially, in excess of ten percent equity interest in any business or professional entity to which the Company or its subsidiaries has made during the Company's last fiscal year, or proposes to make, payments for property or services in excess of five percent of the Company's consolidated gross revenues for its last full fiscal year or the other entity's consolidated gross revenues for its last full fiscal year, except as specified in the table herein for Compensation of Directors and Executive Officers; 3) has been an executive officer of, or owns, or during the last fiscal year has owned, of record or beneficially, in excess of ten percent equity interest in any business or professional entity to which the Company or its subsidiaries was indebted at the end of the Company's last fiscal year in an aggregate amount in excess of five percent of the Company's total consolidated assets at the end of such fiscal year; 4) has been a member of, or of counsel to, a law firm that the Company has retained during the last fiscal year or proposes to retain during the current fiscal year; 5) has been a partner or executive officer of any investment banking firm that has performed services for the Company; or 6) has had any other relationships that the Company is aware of between that director or nominee and the Company that are substantially similar in nature and scope to those listed above in this paragraph.


         Section 16(a) Beneficial Ownership Reporting Compliance

         The following persons, as beneficial owners of more than ten percent of the common stock of the Company, or as officers or directors of the Company, since the beginning of the last fiscal year, have failed to file Forms 3, specifying their beneficial ownership, or Forms 4 or 5, respecting changes in beneficial ownership: Patrick Magee, Pieter Oosthuizen, Patrick Lappin, and Doggart Trading, Ltd.

         Management has been informed by Messrs. Magee, Oosthuizen and Lappin that they have not at any time owned stock in the Company, and Doggart Trading, Ltd. has informed management that it has not at any time sold stock, which it has owned, in the Company.

         Audit, Nominating and Compensation Committees of the Board of Directors. There are currently none.

         Meetings of the Board of Directors. Three meetings of the Board of Directors were held during the fiscal year of the Company ended June 30, 1997.

         No director, during that fiscal year, attended fewer than 75% of the aggregate of meetings of the Board and meetings of committees of the Board on which he served, during the period he was a director and/or member of said committees.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following compensation was paid or accrued, during the last three fiscal years, by the Company and/or its subsidiaries, to each person who was acting as Chief Executive Officer of the Company at any time during the last fiscal year, and to each other person whose compensation from the Company and/or any of its subsidiaries, during the last fiscal year, exceeded $100,000.

SUMMARY COMPENSATION TABLE


A.  Annual Compensation


Name and           Fiscal    Salary     Bonus    Other Annual
Principal          Year      -----      -----    Compensation
Position           End                           ------------
--------           ---
Patrick Magee      6/97       0            0          0
Chief Executive
Officer, 2/8/97
to present

Alton E. Jones     6/97      $102,000(1)   0          0
President and
Chief Executive
Officer, 1/08/96
to 1/31/97
                   6/96      $186,000(1)   0          0



                   6/95      $117,000(1)   0          0


         (1) Mr. Jones' compensation was paid to Armada, Inc., a real estate management and consulting firm wholly owned by Mr. Jones and of which Mr. Jones was President.

         In addition to the compensation set forth above, the Company paid for suitable lodging and transportation for the above-named individuals while in Mexico.

B.       Options

         There are no outstanding options granted by the Company, nor were any options to acquire shares exercised during fiscal 1997.



                         INDEPENDENT PUBLIC ACCOUNTANTS

         The shareholders will vote at the meeting on the appointment of La Voie, Clark, Charvoz & May, P.C. to prepare the audited financial statements of the Company (or alternatively AmeriStar International Holdings Corporation, the Tennessee corporation, if the Company is merged into that corporation) for the fiscal year next ending after June 30, 1997.


         La Voie, Clark, Charvoz & May, P.C. prepared the audited financial statements of the Company for its fiscal years ending June 30, 1994 through 1997. It is not expected that representatives of this firm will be present at the shareholders' meeting, or be available to respond to questions; although they will have the opportunity to make a statement if they desire to do so.


                          AUTHORIZATION OF SECURITIES

         The authorized capital of the Company is currently 100,000,000 shares of common stock, of $0.10 par value per share, 1,807,124 of which shares are
issued and outstanding.   Each shareholder of record, as of the close of
business on the record date, namely October 17, 1997, is entitled to one vote for each share of stock standing in his (its) name, on any matter which is subject to shareholder vote in accordance with the Idaho Business Corporation Act, except for the cumulative voting provisions described in the next sentence with respect to election of directors. With respect to the election of directors, each shareholder of record, as of the close of business on the record date, October 17, 1997, is entitled to cumulate his votes by giving one person for whom he wishes to vote as many votes as equal the number of directors eligible for election (which is 5), multiplied by the number of his shares, or by distributing such number of votes among any number of persons for whom he wishes to vote.

         Each share is entitled to participate equally with all other shares in any dividends which are declared. No shares have preemptive rights to purchase, subscribe for, or otherwise acquire any shares of stock of the Company.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following transactions have occurred, during the past two years, in which persons who are directors or officers of the Company, nominees for election as director, any security holder named in the section hereof entitled "Security Ownership of Certain Beneficial Owners and Management," and any member of the immediate family of any of the foregoing (including spouse, parents, children, siblings and in-laws) have had a direct or indirect material interest.

         Doggart Trading, Ltd., ("Doggart"), a substantial shareholder, has advanced funds to the Company. since February of 1994, in the total amount of $1,601,501, $935,286 of which was advanced in the fiscal year ended June 30, 1996 and $516,215 of which was advanced during the fiscal year ended June 30, 1997. Of these advances, $1,480,246 has been converted into and/or agreed to be converted into 62,685 shares of the Company, in satisfaction of said advances. 28,512 of those shares have been issued to date. The advances have not borne interest, except for interest of $5,373 which was accrued on $200,000 of said advances. Outstanding advances of Doggart, in the amount of $121,255, which have not been agreed to be converted into stock, do not bear interest.

         Allan Ferguson, President and a director of the Company between June 1, 1995 and December 31, 1995, and Chairman and a director of Playas Palmeras, S.A. between March 1, 1994 and December 31, 1995, was the President and a director of Doggart Trading, Ltd. between March 1, 1994 and December 31, 1995. Nigel Spinks, a director of the Company between July 15, 1994 and May 31, 1995, a director of Playas Palmeras, S.A. between March 1, 1994 and December 31, 1995, and a current director of Langer Holdings Ltd., a subsidiary of the Company, was a director of Doggart Trading, Ltd. between March 1, 1994 and December 31, 1995.


         In May, 1995 the Company entered into a contract with Dardell International Limited ("Dardell") to purchase approximately 3.5 miles of unimproved beach-front property in the State of Campeche, Mexico, adjacent to the northeast to the Company's 8.5 miles of coastal property acquired in June, 1994 from Doggart Trading, Ltd. The Company acquired Dardell's contract right to purchase the said property, in consideration of $2,000,000 payable to Dardell. This amount was satisfied by the issuance to Dardell of 100,000 shares of the Company's stock (as adjusted to reflect the 1 for 30 consolidation of shares of the Company in May, 1997). The said issuance of shares to Dardell caused Dardell to become the owner of more than a 5% interest in the Company. The Company has been informed that Dardell subsequently disposed of its shares. The contract acquired by the Company required a payment to the owners of the property in the amount of $1,050,000, with $50,000 due on or before May 29, 1995 and $1,000,000 due on or before May 24, 1997 (subsequently extended to May 24, 1998).

         David Lawrence, a director of Playas Palmeras, S.A., owned a 5% interest in each of the Mexican corporations (ENT and TMN) acquired by the Company in December, 1995, in connection with the Company's acquisition of its concession rights in Ensenada, Mexico. (See Item 1 of Company's Form 10-KSB which accompanies this Proxy Statement). Accordingly, he is one of the shareholders of said corporations to whom the Company was obligated and made payments in connection with the acquisition of the shares of those corporations by the Company.

         Samuel B. Watson, who is a nominee of management for election as a director, is the President and Chief Executive Officer of AmeriStar Worldwide Entertainment Corporation ("AmeriStar"), which is the new corporate name of Growth Strategies, Inc. The shareholders are being asked at the meeting to approve the acquisition by the Company of AmeriStar. If the transaction is approved, Mr. Watson will be entitled to receive 60,000 shares of International Resort Developers, Inc., representing 2.7% of its enlarged capital. He will also be entitled to receive 450 shares of the Company for each $1,000 of after-tax profit earned by AmeriStar in excess of $1,000,000 during each of the calendar years 1998 and 1999.

                      MATERIALS INCORPORATED BY REFERENCE
                              FINANCIAL STATEMENTS

         The Company incorporates herein by reference the following financial statements of the Company, from its Form 10-KSB for fiscal year ended June 30, 1997:

         1. Audited consolidated balance sheets of the Company, as of June 30, 1997, June 30, 1996 and June 30, 1995; consolidated statements of operations for fiscal years ending June 30, 1997, June 30, 1996, June 30, 1995 and June 30, 1994; consolidated statements of cash flows for fiscal years ending June 30, 1997, June 30, 1996, June 30, 1995 and June 30, 1994; and cumulative cash flows from inception of the development stage (April 1, 1994 to June 30, 1997); consolidated statement of changes in stockholders' equity from July 1, 1993 through June 30, 1997; notes to financial statements; and audit report of La Voie, Clark, Charvoz & May, P.C. for the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997.

         2. Schedules to above stated Financial Statements (Schedule III, Real Estate and Accumulated Depreciation).

         This Proxy Statement is accompanied by the above referenced Form 10-KSB which includes the aforesaid financial statements.


          MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

         The Company incorporates herein by reference Management's Discussion and Analysis or Plan of Operation contained in its Form 10-KSB filed for its fiscal year ended June 30, 1997. This Proxy Statement is accompanied by the said Form 10-KSB which includes the said discussions and analyses.



                                    EXHIBITS

         The Company will provide to each shareholder, who so requests, a copy of any exhibit to its Form 10-KSB for its fiscal year ended June 30, 1997 upon payment of copying charges of $0.15 per page and actual mailing charges.

                                                                        APPENDIX



                                     PROXY

                     INTERNATIONAL RESORT DEVELOPERS, INC.
                        1801 WEST END AVENUE, SUITE 1110
                           NASHVILLE, TENNESSEE 37203


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 9, 1997


The undersigned hereby appoints Patrick J. Magee and Pieter G. K. Oosthuizen, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of International Resort Developers, Inc. held of record by the undersigned at the close of business on October 17, 1997, at the Annual Meeting of Shareholders to be held December 9, 1997, or any adjournment thereof.

The undersigned reserves the right to revoke this Proxy at any time prior to its exercise, whether by written notice delivered to the Company at the Company's office at 1801 West End Avenue, Suite 1110, Nashville, Tennessee, 37203, no less than one day prior to the Annual Meeting, by revocation in person at the shareholders' meeting, or by presenting a later - dated proxy.

                 (Continued and to be signed on reverse side.)

                                COMMON SHARES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2,3,4,5,&6.



                                                                                         FOR      WITHHELD

PROPOSAL 1 - ELECTION OF DIRECTORS          PATRICK JOSEPH MAGEE                         [ ]        [ ]

                                            PIETER GERHARD KEYFER OOSTHUIZEN             [ ]        [ ]

                                            PATRICK LAPPIN                               [ ]        [ ]

                                            SAMUEL B. WATSON                             [ ]        [ ]

                                            DONALD M. SPEARS                             [ ]        [ ]


FOR     AGNST    ABSTN        MARK AN "X" IN THE APPROPRIATE BOX

[ ]      [ ]      [ ]         PROPOSAL 2 - TO APPROVE THE AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH THE COMPANY WILL
                              MERGE INTO ITS SUBSIDIARY, AMERISTAR INTERNATIONAL HOLDINGS CORPORATION, A TENNESSEE
                              CORPORATION ( INCLUDING SUCH MODIFICATIONS AS THE BOARD OF DIRECTORS MAY SUBSEQUENTLY
                              DETERMINE ARE NECESSARY TO COMPLY WITH APPLICABLE  LAWS).


[ ]      [ ]      [ ]         PROPOSAL 3 - TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE ITS NAME TO
                              AMERISTAR INTERNATIONAL HOLDINGS CORPORATION.


[ ]      [ ]      [ ]         PROPOSAL 4 - TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO ELIMINATE CUMULATIVE
                              VOTING RIGHTS, THROUGH THE ELIMINATION OF THE SECOND AND THIRD SENTENCES OF ARTICLE VI, SECTION
                              3.

[ ]      [ ]      [ ]         PROPOSAL 5 - TO APPROVE THE ACQUISITION BY THE COMPANY OF AMERISTAR WORLDWIDE ENTERTAINMENT
                              CORPORATION.

[ ]      [ ]      [ ]         PROPOSAL 6 - TO APPROVE THE APPOINTMENT OF LA VOIE, CLARK, CHARVOZ & MAY , P.C. AS ACCOUNTANTS
                              TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY AND AMERISTAR INTERNATIONAL HOLDINGS
                              CORPORATION FOR THE FISCAL YEAR NEXT ENDING AFTER JUNE 30, 1997.

                                                                UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE OR
                                                                INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING, THE PROXY
                                                                HOLDERS SHALL VOTE IN SUCH MANNER AS THEY DETERMINE TO BE THE
                                                                BEST INTEREST OF THE COMPANY. MANAGEMENT IS NOT PRESENTLY
                                                                AWARE OF ANY SUCH MATTERS TO BE PRESENTED FOR ACTION AT THE
                                                                ANNUAL MEETING.

                                                                      I PLAN TO ATTEND THE MEETING         [ ]

                                                                      COMMENTS/ADDRESS CHANGE              [ ]
                                                                      Please mark this box if you have
                                                                      written comments address changes
                                                                      on the reverse side.

                                                                THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF
                                                                NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS,
                                                                THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN
                                                                PROPOSAL 1 AND FOR PROPOSALS 2,3,4,5 & 6.


Signatures(s)                                                          Dated
              -----------------------------------------------------          -----------------------------------